D. Russell Morgan CHIEF COMPLIANCE OFFICER – SEPARATE ACCOUNTS	Legal Department TEL: 802 229-3113 • FAX: 802 229-3743 Email: rmorgan@nationallife.com

March 25, 2013

Via Electronic Filing

Securities and Exchange Commission
Division of Investment Management
Office of Insurance Products
100 F Street, NE
Washington, DC 20549

RE: Vermont Variable Life Insurance, File No. 811-04896

To Whom It May Concern:

As required by Rule 30e-2 under the Investment Company Act of 1940 (“Act”), as amended, National Life Insurance Company, on behalf of Vermont Variable Life Insurance Account, the Registrant, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the period ending December 31, 2012 of the underlying management investment companies in which the Registrant invests that are reflective of the contract owner’s subaccount allocation.

CIK
Underlying Management Investment Company	Number
Variable Insurance Products Fund	0000356494
Fidelity Variable Insurance Products: Growth Portfolio
Fidelity Variable Insurance Products: Overseas Portfolio
Fidelity Variable Insurance Products: Equity-Income Portfolio
Fidelity Variable Insurance Products: High Income Portfolio
Variable Insurance Products Fund V	0000823535
Fidelity Variable Insurance Products: Investment Grade Bond Portfolio
Variable Insurance Products Fund V: Asset Manager Growth Portfolio
Variable Insurance Products Fund V: Money Market Portfolio
Variable Insurance Products Fund II	0000831016
Fidelity Variable Insurance Products: Contrafund Portfolio
Fidelity Variable Insurance Products: Index 500 Portfolio

We understand these management investment companies have separately filed the above listed semi-annual reports with the Securities and Exchange Commission on Form N-CSR and therefore are incorporated herein by reference.

We have included with this filing the cover, inside pages and back pages that we include with our mailing.

Very Truly Yours,

/s/ D. Russell Morgan

D. Russell Morgan
Chief Compliance Officer – Separate Accounts

ONE NATIONAL LIFE DRIVE

MONTPELIER, VERMONT 05604

February, 2013

Dear Variable Product Policyholder:

In an effort to expedite the delivery of important financial information to you – and to minimize the creation of paper documents that you may or may not be interested in reading – National Life now offers an environmentally friendly alternative:

  E-documents: Our electronic delivery system will allow you to read, store, or eliminate all of the compliance materials (prospectuses and the annual and semiannual reports of the underlying funds) you now receive by mail - at your home or office and at your convenience.
  You simply give us the email address to which you would like your information sent. Please visit our web site at www.NationalLifeGroup.com to register.

In addition to the cost, time, and storage efficiencies this option will generate, we believe it also represents a more responsible use of our country’s natural resources.

Enclosed are the December 2012 Annual Reports for the underlying funds of your policy as of December 31, 2012, along with the sticker updates to your current prospectus. Should you have any questions, please do not hesitate to contact your local National Life representative or this office.

Insurance & Annuity Administration
InForce Customer Services

Underlying Funds Annual Reports

For the period ended December 31, 2012

     This booklet contains the annual reports for the underlying funds of your variable life insurance policy or annuity contract and additional policy/contract information.

Save paper. Save the environment.

Sign up to receive your documents through email and the internet.

It's easy and free, visit NationalLifeGroup.com, click Customer Service, click E-Documents.

National Life Insurance Company®

10%
66027 MK8304(0213) TC60679p(0112)

National Life Variable Contracts distributed by Equity Services, Inc. | Broker/Dealer and Registered Investment Adviser Affiliate of National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604 National Life Group® is a trade name representing various affiliates, which offer a variety of financial service products. Centralized Mailing Address: One National Life Drive, Montpelier, VT 05604

P:	800-732-8939 | F: 802-229-3868 | www.NationalLifeGroup.com